SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): May 3, 2004

LEVI STRAUSS & CO.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	333-36234	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 BATTERY STREET SAN FRANCISCO, CALIFORNIA 94111

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(Registrant’s telephone number, including area code) (415) 501-6000

ITEM 5.	OTHER EVENTS AND REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1 is a copy of Levi Strauss & Co.’s press release dated May 3, 2004 titled “Levi Strauss & Co. Names Paul Smith as Head of Global Tax Department”.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release of Levi Strauss & Co. dated May 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE:	May 4, 2004	By:	/s/ GARY W. GRELLMAN

		Name:	Gary W. Grellman
		Title:	Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Levi Strauss & Co. dated May 3, 2004.